                                                                   Exhibit 10.25

                    EIGHTEENTH AMENDMENT TO LOAN INSTRUMENTS

         THIS EIGHTEENTH AMENDMENT TO LOAN INSTRUMENTS (this "Eighteenth Amendment"), dated as of June 1, 1999, is among CITADEL BROADCASTING COMPANY, CITADEL LICENSE, INC., CITADEL COMMUNICATIONS CORPORATION, each a Nevada corporation, FINOVA CAPITAL CORPORATION, a Delaware corporation, in its individual capacity and as Agent for all Lenders (this and all other capitalized terms used but not elsewhere defined herein shall have the respective meanings ascribed to such terms in the Loan Agreement described below, as amended), and the Lenders which are parties hereto.

                                 R E C I T A L S

         A. Borrowers, Agent and Lenders entered into an Amended and Restated Loan Agreement dated as of July 3, 1997 (as amended to the date hereof, the "Loan Agreement").

         B. Borrowers have requested the consent of Lenders to (i) the acquisition by Borrowers of the Property and FCC Licenses of Wicks Broadcast Group Limited Partnership, WBG License Co., L.L.C., Butternut Broadcasting Company, Inc., WBG Binghamton License Co., Inc., used in the operation of radio stations WTMA (AM), WSSX-FM, WXTC(AM) and WSUY-FM, each licensed to Charleston, South Carolina, radio station WNKT-FM, licensed to St. George, South Carolina, radio station WTMZ(AM), licensed to Dorchester Terrace-Brentwood, South Carolina, radio stations WNBF(AM), WHWK-FM, WKOP(AM) and WAAL(FM), each licensed to Binghamton, New York, radio station WWWZ-FM, licensed to Summerville, South Carolina, radio station WMGL-FM, licensed to Ravenel, South Carolina, radio station WYOS-FM, licensed to Chenango Bridge, New York, radio station WWKI-FM, licensed to Kokomo, Indiana, and radio stations WMDH(AM) and WMDH(FM), licensed to New Castle, Indiana (the "Eighteenth Amendment Acquisition"), (ii) the issuance by Guarantor of 5,000,000 shares of common stock of Guarantor, the issuance of CBC common stock to Guarantor, the redemption by CBC of certain Exchangeable Preferred Stock and the payment by CBC of certain cash dividends to the holders of such Exchangeable Preferred Stock, (iii) the purchase by CBC of a corporate airplane and (iv) the amendment of the Loan Agreement in certain other respects.

         C. Lenders have agreed to give such consent, subject to the execution of this Eighteenth Amendment and the performance of the terms and conditions set forth below.

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         1. CONSENT TO ACQUISITION AND TRANSFER OF FCC LICENSES. Borrowers represent and warrant that (i) attached hereto as Schedule 1 is a true and correct calculation of the Adjusted Leverage Ratio after giving effect to the Eighteenth Amendment Acquisition, (ii) after giving effect to the Eighteenth Amendment Acquisition, Borrowers shall be in compliance with the requirements set forth in subsection 4.3.4 of the Loan Agreement and (iii) the FCC has issued initial orders approving the transfer of all FCC Licenses to be transferred to CLI in connection with the Eighteenth Amendment Acquisition. Lenders hereby consent to the Eighteenth Amendment Acquisition, notwithstanding that such initial orders are not final as of the closing of the Eighteenth Amendment Acquisition, provided that (i) the conditions contained in Section 4.3 of the Loan Agreement are satisfied, (ii) as of the closing of the Eighteenth Amendment Acquisition, such initial orders are in full force and effect and no objections have been filed against such initial orders and (iii) the execution and delivery to Agent of an Unwind Agreement in a form reasonably satisfactory to the Agent.

         2. AMENDMENT TO LOAN INSTRUMENTS. The Loan Agreement and other Loan Instruments are amended as follows:

                  2.1 SECTION 1.1. OF THE LOAN AGREEMENT. Section 1.1 of the Loan Agreement is amended by deleting the current versions of the following definitions contained therein and substituting the respective definitions in the appropriate alphabetical order:

                           "Capital Expenditures: collectively, payments that
are made or liabilities that are incurred by CBC, other than for a Permitted Acquisition and for the purchase of the Airplane, for the lease, purchase, improvement, construction or use of any Property, the value or cost of which under GAAP is required to be capitalized and appear on such Person's balance sheet in the category of property, plant or equipment, without regard to the manner in which such payments or the instruments pursuant to which they are made are characterized by such Person or any other Person. Except for the purpose of determining Excess Cash Flow, a Capital Expenditure shall be deemed to be made as of the time the Property which is the subject thereof is put into service by such Person.

                           Collateral: (i) all existing and after-acquired
Property of Borrowers (other than the Airplane), including without limitation
(A) all existing and after-acquired accounts, equipment, general intangibles,
(B)the Key Man Life Insurance and (C) the Real Estate, (ii) the CBC Common Stock, (iii) the CLI Capital Stock, (iv) the Tele-Media Capital Stock and (v) all proceeds of the foregoing.

                           Permitted Liens: any of the following Liens:

                           (i)      the Security Interests;

                           (ii)     the Permitted Senior Indebtedness Liens;

                           (iii)    Liens for taxes or assessments and similar
charges, which either are (A) not delinquent or (B) being contested diligently and in good faith by appropriate proceedings, and as to which CBC has set aside reserves on its books which are required by GAAP;

                           (iv)     statutory Liens, such as mechanic's,
material-man's, warehouseman's, carrier's or other like Liens, incurred in good faith in the ordinary course of business, provided that the
underlying obligations relating to such Liens are paid in the ordinary course of business, or are being contested diligently and in good faith by appropriate proceedings and as to which CBC has set aside reserves on its books required by GAAP, or the payment of which obligations are otherwise secured in a manner satisfactory to Required Lenders;

                           (v)      zoning ordinances, easements, licenses,
reservations, provisions, covenants, conditions, waivers or restrictions on the use of Property and other title exceptions, in each case, that are reasonably acceptable to Required Lenders;

                           (vi)     Liens in respect of appeal bonds, judgments
or awards with respect to which no Event of Default would exist pursuant to subsection 8.1.6;

                           (vii)    Liens to secure payment of insurance
premiums (A) to be paid in accordance with applicable laws in the ordinary course of business relating to payment of worker's compensation, or (B) that are required for the participation in any fund in connection with worker's compensation, unemployment insurance, old-age pensions or other social security programs;

                           (viii)   Liens to secure Indebtedness (other than
Indebtedness for Borrowed Money) not in excess of $500,000 at any one time;

                           (ix)     banker's Liens in respect to deposit
accounts;

                           (x)      statutory landlords' Liens and rights of
tenants under leases and subleases granted by CBC to others, in each case not interfering in any material respect with the business of CBC and arising in the ordinary course of business;

                           (xi)     deposits to secure the performance of bids,
trade contracts, government contracts, operating leases, statutory obligations, surety and appeal bonds, performance and return-of-money bonds or to secure liabilities to insurance carriers under insurance or self-insurance arrangements and other obligations of a like nature, so long as, in each case with respect to this clause (xi), such Liens do not secure obligations constituting Indebtedness and are incurred in the ordinary course of business;

                           (xii)    Liens of any seller which is a party to a
proposed Acquisition by CBC with respect to any escrow deposits to be maintained in connection with such proposed Acquisition; and

                           (xiii)   Liens on the Airplane granted to the
Airplane Lender to secure the Airplane Indebtedness.

                  2.2 SECTION 1.1 OF THE LOAN AGREEMENT. Section 1.1 of the Loan Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

                           "Agent Approved Acquisition: shall mean an
Acquisition (i) which is not consummated with the proceeds of an Additional Loan in excess of $5,000,000, (ii) pursuant to which Agent delivers to the Lenders notice of such Acquisition ten Business Days prior to the closing of such Acquisition and (iii) whereby no Lender shall have delivered to Borrower and Agent notice of an objection to such Acquisition within 5 Business Days after Agent delivers the notice required in clause (ii) above.

                           Airplane: the Dassault Falcon 20 airplane to be
purchased by CBC.

                           Airplane Indebtedness: the Indebtedness in the
principal amount of not greater than $8,500,000 of Borrower evidenced by the Airplane Indebtedness Instruments.

                           Airplane Indebtedness Instruments: all documents,
instruments and agreements executed and delivered in connection with the Airplane Indebtedness between Borrower and the Airplane Lender secured solely by the Airplane.

                           Airplane Lender: the lender that provides the
Airplane Indebtedness."

                           Use Agreement: a use agreement between CBC and CLI in
form and substance reasonably acceptable to Agent, pursuant to which CLI gives permission to CBC to use the FCC Licenses held by CLI.

                  2.3 SUBSECTION 2.4.2 OF THE LOAN AGREEMENT. Subsection 2.4.2 of the Loan Agreement is deleted in its entirety and the following is substituted in lieu thereof:

                           "2.4.2 L/C GUARANTIES. Promptly after receipt by
Agent of a request from Borrowers for the issuance of an L/C Guaranty, if the applicable conditions set forth in Section 2.3 have been satisfied, subject to the limitations set forth in subsection 2.2.1, Agent shall notify each Lender of Agent's receipt of such request and the satisfaction of such conditions, specifying (i) the proposed L/C Issuance Date, (ii) the amount of such L/C Guaranty and (iii) the apportionment among Lenders of the obligations under such L/C Guaranty in accordance with their Ratable Shares. Each Lender (i) authorizes Agent to execute such L/C Guaranty on behalf of such Lender and deliver such L/C Guaranty to the applicable Issuer and (ii) agrees that such Lender, upon the execution of such L/C Guaranty by Agent, shall be obligated to perform the obligations of such Lender under such L/C Guaranty to the extent of such Lender's Ratable Share."

                  2.4 SECTION 4.3 OF THE LOAN AGREEMENT. The introductory paragraph of Section 4.3 of the Loan Agreement is deleted in its entirety and the following is substituted in lieu thereof:

                           "4.3 ACQUISITIONS. The right of any Borrower to make
an Acquisition shall be subject to the satisfaction of all of the following conditions in a manner satisfactory to (i) Agent, if such Acquisition is an Agent Approved Acquisition, and (ii) the Required Lenders, if such Acquisition is not an Agent Approved Acquisition."

                  2.5 SUBSECTION 4.3.6 OF THE LOAN AGREEMENT. Subsection 4.3.6 of the Loan Agreement is deleted in its entirety and the following is substituted in lieu thereof:

                           "4.3.6 FCC LICENSES. Agent shall have received
evidence that (i) all FCC licenses issued with respect to the operation of each Station to be acquired in connection with such Acquisition or the Acquisition Merger constitute all FCC Licenses which are necessary to conduct the Broadcasting Business with respect to such Station, (ii) upon the Acquisition Closing CLI will be the licensee of all such FCC Licenses and that the approval by the FCC of the transfer of such Licenses to CLI has become final and non-appealable, (iii) CBC is authorized to make use of such FCC licenses pursuant to a Use Agreement and any amendment to such agreement necessary to effect the foregoing, (iv) such FCC Licenses are in full force and effect as of the Acquisition Closing Date, and (v) no event has occurred that could result in the termination, revocation or non-renewal of any such license."

                  2.6 SECTION 7.1 OF THE LOAN AGREEMENT. Section 7.1 of the Loan Agreement is deleted in its entirety and the following is substituted in lieu thereof:

                           "7.1 BORROWING. Create, incur, assume or suffer to
exist any liability for Indebtedness for Borrowed Money, except (i) Borrowers' Obligations, (ii) Permitted Senior Indebtedness, (iii) Senior Subordinated Indebtedness, (iv) Indebtedness pursuant to the Interest Hedge Contract, (v) Seller Debt, (vi) unsecured Indebtedness assumed by CBC in connection with a Permitted Acquisition or Acquisition Merger in an aggregate amount not to exceed at any time $1,000,000, (vii) Indebtedness evidenced by the Exchangeable Debentures, provided Exchangeable Debentures shall not be issued unless no Event of Default will exist, after giving effect to such issuance and assuming such issuance occurred on the last day of the most recent month for which there has been delivered to Agent the financial statements required pursuant to subsection
6.3.1 and (viii) the Airplane Indebtedness."

                  2.7 SECTION 9.15 OF THE LOAN AGREEMENT. The Loan Agreement is hereby amended by inserting the following as Section 9.15:

                           "9.15 AUTHORITY OF AGENT TO SIGN AMENDMENTS TO THE
LOAN INSTRUMENTS. Each Lender hereby irrevocably authorizes, and each holder of any Note by the acceptance of a Note shall be deemed irrevocably to authorize, the Agent to sign any and all amendments to the Loan Instruments in connection with an Agent Approved Acquisition."

         3. CONDITIONS TO EFFECTIVENESS. This Eighteenth Amendment shall not become effective with respect to the Eighteenth Amendment Acquisition unless and until this Eighteenth Amendment has been duly executed by each of the parties hereto.

         4. CONSENT TO STOCK OFFERING; REDEMPTION; CASH DIVIDENDS. Borrowers have advised Agent that (i) Guarantor desires to sell 5,000,000 shares of common stock of Guarantor to the public, (ii) Guarantor desires to use a portion of the proceeds of such sale to purchase common stock of CBC, (iii) CBC desires to redeem not more than 35% of the outstanding Exchangeable Preferred Stock and
(iv) CBC desires to make a cash dividend of not more than $1,000,000 to the holders of such Exchangeable Preferred Stock. Borrowers have requested the consent of Agent and Lenders to such transactions and Agent and Lenders hereby consent to the foregoing request of Borrowers, provided that the following conditions are satisfied, in a manner satisfactory to Agent and the Lenders:

                  a. Borrowers shall deliver to Agent copies of the operative documents executed in connection with the issuance of such common stock, the redemption of such preferred stock and the payment of such dividends (collectively, the "Sale Documents");

                  b. the terms and conditions of the Sale Documents shall be in form and substance reasonably satisfactory to Agent; and

                  c. such common stock offering shall occur on or prior to July 15, 1999.

         5. CONSENT TO AIRPLANE PURCHASE AND AIRPLANE INDEBTEDNESS. Agent and Lenders hereby consent (i) to the purchase of the Airplane by CBC and (ii) to the incurrence by CBC of the Airplane Indebtedness pursuant to the Airplane Indebtedness Instruments, provided that the following conditions are satisfied, in a manner satisfactory to Agent and the Lenders:

                  a. Borrowers shall deliver to Agent copies of the Airplane Indebtedness Instruments prior to the execution of such documents;

                  b. the terms and conditions of the Airplane Indebtedness Instruments shall be in form and substance satisfactory to Agent; and

                  c. the transactions contemplated by the Airplane Indebtedness Instruments shall occur on or prior to June 30, 1999.

         6. FEES AND EXPENSES. Borrowers hereby agree to reimburse Lenders for all reasonable fees and expenses incurred in connection with the consummation of the transactions contemplated by this Eighteenth Amendment.

         7. REPRESENTATIONS AND WARRANTIES. In order to induce Lenders to execute this Eighteenth Amendment, each Obligor represents and warrants to Lenders that the representations and warranties made by each such Person in each of the Loan Instruments to which such Person is a party, as such Loan Instruments have been amended, are true and correct in all material respects as of the date hereof, except to the extent such representations and warranties by their nature relate to an earlier date.

         8. CONFIRMATION OF EFFECTIVENESS. Guarantor hereby consents to the execution of this Eighteenth Amendment. Each Obligor hereby agrees that each Loan Instrument executed by such Person remains in full force and effect in accordance with the original terms thereof as amended.

         9. COUNTERPARTS. This Eighteenth Amendment may be executed in one or more counterparts, each of which counterparts shall be deemed to be an original, but all such counterparts when taken together shall constitute one and the same instrument.

                [remainder of this page intentionally left blank]

         IN WITNESS WHEREOF, this amendment has been executed and delivered by each of the parties hereto by a duly authorized officer of each such party on the date first set forth above.


                                 CITADEL BROADCASTING COMPANY,
                                 CITADEL LICENSE, INC. and
                                 CITADEL COMMUNICATIONS
                                 CORPORATION, each a Nevada corporation

                                 By: /s/ Donna L. Heffner
                                    --------------------------------------------
                                 Name: Donna L. Heffner
                                      ------------------------------------------
                                 Title: Vice President
                                       -----------------------------------------


                                 FINOVA CAPITAL CORPORATION, a
                                 Delaware corporation, individually and as Agent


                                 By: /s/ Andrew J. Pluta
                                    --------------------------------------------
                                 Name: Andrew J. Pluta
                                      ------------------------------------------
                                 Title: Vice President
                                       -----------------------------------------


                                 BANKBOSTON, N.A.


                                 By:
                                    --------------------------------------------
                                 Name:
                                      ------------------------------------------
                                 Title:
                                       -----------------------------------------


                                 NATIONSBANK OF TEXAS, N.A.


                                 By:
                                    --------------------------------------------
                                 Name:
                                      ------------------------------------------
                                 Title:
                                       -----------------------------------------

                                 THE BANK OF NEW YORK


                                 By: /s/ Steven J. Correl
                                    --------------------------------------------
                                 Name: Steven J. Correl
                                      ------------------------------------------
                                 Title: Assistant Treasurer
                                       -----------------------------------------


                                 UNION BANK OF CALIFORNIA, N.A.


                                 By: /s/ Lena M. Bryant
                                    --------------------------------------------
                                 Name: Lena M. Bryant
                                      ------------------------------------------
                                 Title: Vice President
                                       -----------------------------------------